Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock of Integer Holdings Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 13, 2019.

ACCELLENT HOLDINGS LLC

By:	KKR Millennium Fund L.P., its managing member

By:	KKR Associates Millennium L.P., its general partner

By:	KKR Millennium GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for George R. Roberts, Manager

KKR MILLENNIUM FUND L.P.

By:	KKR Associates Millennium L.P., its general partner

By:	KKR Millennium GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for George R. Roberts, Manager

KKR ASSOCIATES MILLENNIUM L.P.

By:	KKR Millennium GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for George R. Roberts, Manager

KKR MILLENNIUM GP LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for Henry R. Kravis, Manager

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for George R. Roberts, Manager

KKR FUND HOLDINGS L.P.

By:	KKR Group Holdings Corp., a general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact